Exhibit 21.1
Subsidiaries of Figure Technology Solutions, Inc.

Subsidiary	Jurisdiction
Figure Lending Corp.	Delaware
DART Trademark LLC	Delaware
Figure Lending LLC	Delaware
DART Collateral Manager LLC	Delaware
Figure Loan Trust 2023	Delaware
Figure Asset Funding LLC	Delaware
Figure Line of Credit Trust 2020-1	Delaware
Figure HELOC Master Depositor Trust	Delaware
Figure Lending Borrower I, LLC	Delaware
Figure REPO Warehouse I, LLC	Delaware
Figure Lending Borrower II Trust	Delaware
Figure PL I, LLC	Delaware
Figure TCB Borrower LLC	Delaware
Figure Lending Borrower II LLC	Delaware
Fig SSP Member LLC	Delaware
Fig Six Mortgage LLC	Delaware
Fig Six Realty Investment LLC	Delaware
Fig Six Mortgage Sponsor LLC	Delaware
Fig Six Offshore Holdco, LLC	Delaware
Fig Six Finance 1 LLC	Delaware
Fig Six Purchaser Trust	Delaware
Fig Six Depositor Trust	Delaware
Fig Six Finance 1 Trust	Delaware
FIGRE Trust 2023-HE1	Delaware
FIGRE Trust 2023-HE1a2	Delaware
FIGRE Trust 2023-HE2	Delaware
FIGRE Trust 2023-HE3	Delaware
FIGRE Trust 2024-HE1	Delaware
FIGRE Trust 2024-HE2	Delaware
FIGRE Trust 2024-HE3	Delaware
FIGRE Trust 2024-HE4	Delaware
FIGRE Trust 2024-HE5	Delaware
FIGRE Trust 2024-SL1	Delaware
FIGRE Trust 2024-HE6	Delaware
FIGRE Trust 2026-HE1	Delaware
FIGRE Trust 2025-HE1	Delaware
FIGRE Trust 2025-HE2	Delaware
FIGRE Trust 2025-HE3	Delaware

Exhibit 21.1

FIGRE Trust 2025-HE4	Delaware
FIGRE Trust 2025-HE5	Delaware
FIGRE Trust 2025-HE6	Delaware
FIGRE Trust 2025-HE7	Delaware
FIGRE Trust 2025-HE8	Delaware
FIGRE Trust 2025-PF1	Delaware
FIGRE Trust 2025-PF2	Delaware
FIGRE Trust 2025-FL1	Delaware
FIGRE Trust 2025-FL2	Delaware
Figure Markets Holdings, Inc.	Delaware
Figure Technologies, LLC	Delaware
Figure Asset Management LLC	Delaware
Figure Equity Solutions, Inc.	Delaware
Figure Certificate Company	Delaware
Figure Markets, Inc.	Delaware
Figure Payments Corporation	Nevada
Figure Payments of California, Inc.	California
Figure Markets Trading, LLC	Delaware
Figure Securities, Inc.	Delaware
Figure Markets Credit LLC	Delaware
Figure Markets Credit Cayman Islands, Ltd	Cayman Islands
Figure Markets Cayman Islands Ltd	Cayman Islands
Figure Markets Middle East Holdings Limited	Dubai
Figure Markets Ireland Limited	Ireland
Figure Markets (BVI) GP Limited	British Virgin Islands
Fam GP Sub 1, LLC	Delaware
Fam GP Sub 2, LLC	Delaware
Figure Investment Advisors, LLC	Delaware
Figure Market Margin LLC	Delaware
Figure Demo Prime 1, LLC	Delaware
Figure Markets ME Exchange DMCC	Dubai
Figure Markets Opportunity Investment LP	British Virgin Islands
Figure Markets Cayman GP Limited	Cayman Islands
SOL Opportunity Fund LP	Delaware
Figure REIT, Inc.	Maryland
Figure Markets Real World Asset Fund, LP	Cayman Islands
Figure Financial, Inc.	Delaware
Figure REIT Trust I	Delaware
Figure REIT Trust II	Delaware
Figure REIT TRS LLC	Delaware
Demo Prime 1 Trust	Delaware

Exhibit 21.1

Demo Prime 2 Trust	Delaware
Demo Prime 3 Trust	Delaware
Demo Prime DSCR Trust	Delaware
Demo Prime CBL Trust	Delaware
Demo Prime Auto Loan Trust	Delaware

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